                                                                      Appendix A


                                LTX CORPORATION

                  1990 INCENTIVE STOCK OPTION PLAN, AS AMENDED




1. DEFINITIONS. As used in this 1990 Incentive Stock Option Plan of LTX Corporation, the following terms shall have the following meanings:

    1.1  BOARD means the Company's Board of Directors.

    1.2 CODE means the Federal Internal Revenue Code of 1986, as amended.

    1.3  COMPANY means LTX Corporation.

    1.4 FAIR MARKET VALUE means the value of a share of Stock of the Company on any date as determined by the Board.

    1.5 GRANT DATE means the date on which an Option is granted, as specified in Section 7.

    1.6 MARKET VALUE means, as of a particular date, the average closing bid and asked prices of the Stock in the Over the Counter Market, as reported by the National Association of Securities Dealers, Inc., or if the Stock is listed on an exchange, the closing price of the Stock.

    1.7 OFFICER means any person who has been identified by the Board as an "officer" for purposes of Section 16 of the Securities
         Exchange Act of 1934, as amended.

    1.8 OPTION means an option to purchase shares of the stock granted under the Plan.

    1.9 OPTION AGREEMENT means an agreement between the Company and an Optionee, setting forth the terms and conditions of an Option.

    1.10 OPTION PRICE means the price paid by an Optionee for an Option under this Plan.

    1.11 OPTION SHARE means any share of Stock of the Company transferred to an Optionee upon exercise of an Option pursuant to this Plan.

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                                      -2-



    1.12 OPTIONEE means a person eligible to receive an Option, as provided in Section 6, to whom an Option shall have been granted under the Plan.

    1.13 PLAN means this 1990 Incentive Stock Option Plan of the
         Company, as amended.

    1.14 STOCK means common stock, par value $ 0.05 per share, of the Company.

    1.15 VESTING YEAR for any portion of any Option means the calendar year in which that portion of the Option first becomes exercisable.

2. PURPOSE. This 1990 Incentive Stock Option Plan is intended to advance the interests of the Company and its stockholders by improving the Company's ability to attract and retain qualified individuals who are in a position to contribute to the management and growth of the Company and its subsidiaries and to provide additional incentive for such individuals to contribute to the Company's future success. The Plan is intended to be an incentive stock option plan within the meaning of
Section 422A of the Internal Revenue Code of 1986, as amended.

3. TERM OF THE PLAN. Options under the Plan may be granted on or after October 24, 1990, but not later than October 23, 2000.

4. STOCK SUBJECT TO THE PLAN. At no time shall the number of shares of the Stock then outstanding which are attributable to the exercise of Options granted under the Plan, plus the number of shares then issuable upon exercise of outstanding Options granted under the Plan exceed 1,500,000 shares, SUBJECT, HOWEVER, to the provisions of Section 15 of the Plan. Shares to be issued upon the exercise of Options granted under the Plan may be either authorized but unissued shares or shares held by the Company in its treasury. If any Option expires or terminates for any reason without having been exercised in full, the shares not purchased thereunder shall again be available for Options thereafter to be granted.

5. ADMINISTRATION. The Plan shall be administered by the Board of Directors of the Company or by a committee composed of members of the Board (the
Board of Directors or any such

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                                     -3-



committee being hereinafter referred to as the "Committee"). With respect to directors and Officers eligible to receive an Option under this Plan, the Plan shall be administered by a special committee (the "Special Committee") of the Board of Directors of the Company who are "disinterested persons" as defined in Rule 16b-3(c) (2) (i) under
Section 16 of the Securities Exchange Act of 1934 and who are also not an employee of one or more of the Company and its subsidiaries. Only the Special Committee may grant Options to directors and Officers eligible to receive Options under this Plan. Subject to the provisions of the Plan, the Committee or the Special Committee, as the case may be, shall have complete authority, in its discretion, to make the following determinations with respect to each Option to be granted by the Company:
(a) the employee to receive the Option; (b) the time of granting the Option; (c) the number of shares subject thereto; (d) the Option
Price; and (e) the Option period. In making such determinations, the Committee may take into account the nature of the services rendered by the respective employees, their present and potential contributions to the success of the Company and its subsidiaries, and such other factors as the Committee in its discretion shall deem relevant. Subject to the provisions of the Plan, the Committee shall also have complete authority to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it, to determine the terms and provisions of the respective Option Agreements (which need not be identical), and to make all other determinations necessary or advisable for the administration of the Plan. The Committee's determinations on the matters referred to in this Section 5 shall be conclusive.

6. ELIGIBILITY. An Option may be granted only to an employee of one or more of the Company and its subsidiaries. A Director of one or more of the Company and its subsidiaries who is not also an employee of one or more of the Company and its subsidiaries shall not be eligible to receive an Option. Any person who, within the meaning of Section 422A(b) (6) of the Code, is deemed to own stock possessing more than 10% of the total combined voting power of all classes of stock of the Company (or of its parent or subsidiary corporations) shall not be eligible to receive an Option.

7. TIME OF GRANTING OPTIONS. The granting of an Option shall take place at the time specified by the Committee. Only if expressly so provided by the Committee, shall the Grant Date be the date on which an Option Agreement shall have been duly executed and delivered by the Company and the Optionee.

8. OPTION PRICE. The Option Price under each Option shall be not less than 100% of the Fair Market Value of the Stock on the Grant Date.
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                                      -4-



9. OPTION PERIOD. No Option may be exercised later than the tenth anniversary of the date on which it is granted. An Option may become exercisable in such installments, cumulative or non-cumulative, as the Committee may determine.

10. LIMIT ON OPTION CHARACTERIZATION. No Option shall be considered an Option to the extent pursuant to its terms it would permit the Optionee to purchase for the first time in any Vesting Year more than the number of shares of Stock calculated by dividing the current limit by the Fair Market Value on the Grant Date. The current limit for any Optionee for any Vesting Year shall be $100,000 minus the aggregate Fair Market Value at the date of grant of the number of shares of Stock available for purchase for the first time in such Vesting Year under each other Option granted to the Optionee under the Plan and each other incentive stock option granted to the Optionee under any other incentive stock option plan of the Company (and its parent and subsidiary corporations).

11. EXERCISE OF OPTION. An Option may be exercised in accordance with its terms by written notice of intent to exercise the Option, specifying the number of shares with respect to which the Option is then being exercised. The notice shall be accompanied by payment in the form of cash or shares of the Stock with a Market Value on the date of exercise equal to the Option Price of the shares to be purchased. Within 20 days thereafter, the Company shall deliver or cause to be delivered to the Optionee evidence of ownership of the number of shares then being purchased. Such shares shall be fully paid and nonassessable. If any law or applicable regulation of the Securities and Exchange Commission or other public regulatory authority shall require the Company or the Optionee to register or qualify under the Securities Act of 1933, as amended, any similar federal statute then in force or any state law regulating the sale of securities, any Option Shares with respect to which notice of intent to exercise shall have been delivered to the Company or to take any other action in connection with such shares, the delivery of the certificate or certificates for such shares shall be postponed until completion of the necessary action, which the Company shall take in good faith and without delay. All such action shall be taken by the Company at its own expense.

12. TERMINATION OF EMPLOYMENT. In the event that the Optionee's employment is terminated, whether voluntarily or by reason of dismissal, disability or retirement, the Option, to the extent exercisable at the date of termination, may be exercised by the Optionee within three months after he or she ceases to be an
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                                      -5-



employee; PROVIDED, HOWEVER, that if termination results from the death of the Optionee, the Option, to the extent exercisable at the date of death, may be exercised by the person to whom the option is transferred by will or the applicable laws of descent and distribution, at any time within six months after the date of death, unless terminated earlier by its terms. Military or sick leave shall not be deemed a termination of employment provided that it does not exceed the longer of 90 days or the period during which the absent employee's reemployment rights are guaranteed by statute or by contract.

13. TRANSFERABILITY OF OPTIONS. Options shall not be transferable, otherwise than by will or the laws of descent and distribution, and may be exercised during the life of the Optionee only by the Optionee.

14. TRANSFERABILITY OF OPTION SHARES. The Optionee agrees that he or she will not transfer any of the Option Shares at any time purchased upon the exercise of any portion of the Option unless (i) such shares are registered under the provisions of the Securities Act of 1933, as amended, or (ii) at the request of the Company, the transferee represents, in form satisfactory to counsel for the Company, that he or she will not transfer, sell or otherwise dispose of the Optioned Shares at any time purchased by him or her in a manner which would violate the Securities Act of 1933, as amended (the "Act"), and the regulations of the Securities and Exchange Commission thereunder. The Optionee agrees that the Company may, at its discretion, make a notation on any certificates issued upon exercise of any portion of the Option to the effect that such certificate may not be transferred except after receipt by the Company of an opinion of counsel satisfactory to it to the effect that such transfer will not violate the Act and the regulations thereunder, and may issue "stop transfer" instructions to its transfer agent, if any, and make a "stop transfer" notation on its books as appropriate.

15. ADJUSTMENT OF NUMBER OF OPTION SHARES. Each Option Agreement shall provide that in the event of any stock dividend payable in the Stock or any split-up or contraction in the number of shares of the Stock occurring after the date of the Agreement and prior to the exercise in full of the Option or the repurchase by the Company pursuant to Section 14, the number of shares subject to such Agreement shall be proportionately adjusted and the price to be paid for each share subject to the Option shall be proportionately adjusted. Each such agreement shall also provide that in case of any reclassification or change of outstanding shares of the Stock or in case of any consolidation or merger of the Company with or into another company or in case of any sales or conveyance to another company or entity of the property of the Company as a whole or substantially as a whole, shares of Stock or other securities shall be delivered equivalent in kind and value to those shares an Optionee would have been received if the Option had been exercised in full or the repurchase consummated immediately prior to such reclassification, change, consolidation, merger, sale or conveyance and no disposition had subsequently been made. Each Agreement shall further provide that upon dissolution or liquidation of the Company, the Option shall terminate, but the Optionee (if at the time in the employ of the Company or any of its subsidiaries) shall have the right, immediately prior to such dissolution or liquidation, to exercise the Option to the extent not theretofore exercised. No fraction of a share shall be purchasable or deliverable upon exercise, but in the event any adjustment hereunder of the number of shares covered by the Option shall cause such number to include a fraction of a share, such fraction shall be adjusted to the nearest smaller whole number of shares. In the event of changes in the outstanding Stock by reason of any stock dividend, split-up, contraction, reclassification, or change of outstanding shares of the Stock of the nature contemplated by this
Section 15, the number of shares of the Stock available for the purpose of the Plan as stated in Section 4 shall be correspondingly adjusted.

16. RESERVATION OF STOCK. The Company shall at all times during the term of the Option reserve and keep available such number of shares of the Stock as will be sufficient to satisfy the requirements of this Plan and shall pay all fees and expenses necessarily incurred by the Company in connection therewith.

17. LIMITATION OF RIGHTS IN THE OPTION SHARES. The Optionee shall not be deemed for any purpose to be a stockholder of the Company with respect to any of the Option Shares except to the extent that the Option shall have been exercised with respect thereto and, in addition, a certificate shall have been issued therefore and delivered to the Optionee. Any Stock issued pursuant to the Option shall be subject to all restrictions upon the transfer thereof which may be now or hereafter imposed by the Articles of Organization or the By-laws of the Company.

18. TERMINATION AND AMENDMENT OF THE PLAN. The Board may at any time terminate the Plan or make such modifications of the Plan as it shall deem advisable; PROVIDED that no modification shall be effective to increase the number of shares of Stock subject to the Plan or change the number or classification of employees eligible to receive Options until such modification is approved by the holders of a majority of the voting capital stock of the Company. No termination or amendment of the Plan may, without the consent of the Optionee to whom any Option shall theretofore have been granted, adversely affect the rights of such Optionee under such Option.

19. NOTICES. Any communication or notice required or permitted to be given under the Plan shall be in writing, and mailed by registered or certified mail or delivered in hand, if to the Company, to its Treasurer at LTX Park at University Avenue, Westwood, Massachusetts 02090 and, if to the Optionee, to the address as the Optionee shall last have furnished to the communicating party.


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                                                                       EXHIBIT C


                                LTX CORPORATION

                             1990 STOCK OPTION PLAN

                                 1994 AMENDMENT


         1. The "1990 Incentive Stock Option Plan of LTX Corporation" shall be renamed the "1990 Stock Option Plan of LTX Corporation" and each time the name "1990 Incentive Stock Option Plan" is used it shall be replaced with "1990 Stock Option Plan".

         2. The following new definitions 1.5.A and 1.5.B shall be inserted after the definition of "Grant Date" in Section 1, Definitions.

   "1.5.A INCENTIVE OPTION means an Option intended to be an incentive stock option within the meaning of Section 422 of the Code.

   1.5.B  NONSTATUTORY OPTION means any Option that is not an Incentive Option".

         3. The last sentence of Section 2, Purpose shall be deleted and replaced with the following:

   "The Plan is intended to be an incentive stock option plan within the meaning of Section 422 of the Code, but not all Options granted hereunder are required to be Incentive Options."

         4.   The number "1,500,000" contained in the first sentence of
   Section 4, Stock Subject to Plan shall be deleted and replaced with the number "2,700,000".

         5.   The following shall be inserted after the last sentence of
   Section 4, Stock Subject to the Plan:

   "Each Director who is not an employee of the Company or a subsidiary thereof shall receive a nonstatutory option to purchase 20,000 shares of Common Stock on the date on which he or she is first elected to the Board of Directors of the Company and an additional option to purchase 6,000 shares of Common Stock on the date of each annual meeting at which he or she is re-elected or after which he continues to serve as a Director. Each Director who is not an employee of the Company or a subsidiary thereof shall also receive an option to purchase 2,000 shares of Common Stock in each year served as a chairman of a Committee of the Board of Directors and an option to purchase 1,000 shares of Common Stock in each year served as a member of a Committee of the Board of Directors, such options to be issued on the date the
   Committees are established annually by the Board of Directors. Each option granted to a Director under this Section 4 shall have an exercise price of $1.00 per share and shall be exercisable, cumulatively, to the extent of one-third of the stock covered thereby on each of the first three anniversary dates of the grant of the Option. In the event any Director standing for re-election is not re-elected to the Board of Directors at any meeting, all of such Director's unexercisable Options granted prior to the date of that meeting will become exercisable immediately".

         6. Sub-clause (a) of the fourth sentence of Section 5, Administration shall be deleted and replaced with the following:

   "(a) the employee, director or consultant to receive the Option;"

         7. The fifth sentence of Section 5, Administration shall be amended by inserting the words "directors and consultants" after the word employees contained therein.

         8. The first sentence of Section 6, Eligibility shall be amended by inserting the words "director, or consultant" after the word employee contained therein.

         9. The first sentence of Section 8, Option Price shall be deleted and replaced with the following two sentences:

   "The Option Price under each Incentive Option shall be not less than 100% of the Fair Market Value of Stock on the Grant Date;
   the Option Price under each Nonstatutory Option shall not be so limited."

         10. Section 9, Option Period shall be deleted and replaced with the following:

   "9. Option Period. No Incentive Option may be exercised later than the tenth anniversary of the Grant Date. The period during which a Nonstatutory Option may be exercised shall not be so limited. An Option may become exercisable in such installments, cumulative or non-cumulative, as the Committee may determine. In the case of an Option not otherwise immediately exercisable in full, the Committee may accelerate the exercisability of such Option in whole or in part at any time, provided the acceleration of the exercisability of any Incentive Option would not cause the Option to fail to comply with the provisions of Section 422 of the Code."

         11. Section 10, Limit on Option Characterization shall be amended by inserting the work "Incentive" before the word "Option" each time the word "Option" appears in Section 10.

         12. Section 12, Termination of Employment is amended by inserting the words "or association with the company" after the word
   "employment" in the first sentence and by inserting the words
   "director, or consultant" after the word "employees" in the first sentence.

         13. Section 18, Termination and Amendment of the Plan is amended by inserting the following sentence after the last sentence of
   Section 18:


   "In no event may the Board amend the Plan more than once every six months other than to comply with changes in the Code, the Employee Retirement Income Security Act of 1974 or the rules thereunder."

         14.  Insert the following new section after Section 19, Notices:

   "20. WITHHOLDING; NOTICE OF DISPOSITION OF STOCK PRIOR TO EXPIRATION OF SPECIFIED HOLDING PERIOD.

   (a) Whenever shares are to be issued in satisfaction of an Option granted hereunder, the Company shall have the right to require the Optionee to remit to the Company an amount sufficient to satisfy federal, state, local or other withholding tax requirements if and to the extent required by law (whether so required to secure for the Company an otherwise available tax deduction or otherwise) prior to the delivery of any certificate or certificates for such shares.

   (b) The Company may require as a condition to the issuance of shares covered by an Incentive Option that the party exercising such Option give a written representation to the Company which is satisfactory in form and substance to its counsel and upon which the Company may reasonably rely, that he or she will report to the Company any disposition of such shares prior to the expiration of the holding periods specified by Section 422(a)(1) of the Code. If and to the extent that the realization of income in such a disposition imposes upon the Company federal, state, local or other withholding tax requirements, or any other available tax deduction, the Company shall have the right to require that the recipient remit to the Company an amount sufficient to satisfy those requirements; and the Company may require as a condition to the issuance of shares covered by an Incentive Option that the party exercising such option give a satisfactory written representation promising to make such a remittance."

                                                                       EXHIBIT D

                    RULES OF THE EMPLOYEE SHARE OPTION PLAN
                            FOR LTX (EUROPE) LIMITED

1.  INTRODUCTION

    1.1 Purpose

    The scheme is intended to encourage ownership of shares in LTX Corporation on the part of certain key qualifying employees and directors of the LTX (Europe) Limited.

    1.2 Definitions

    In these Rules the following words and expressions shall have the following meanings

    "Approval Date"          the date on which the Scheme is approved by
                             the Board of Inland Revenue under Schedule 9.

    "Associated Company"     the meaning given in section 416, ICTA 1998.

    "ICTA 1988"              the Income and Corporation Taxes Act 1988

    "Board" the Board of Directors of the Company or. as specified in Rule 7, a duly constituted committee or special committee thereof.

    "Company"                LTX Corporation.

    "Date of Grant"          the date on which an Option Is, was, or is to be
                             granted under the Scheme.

    "Eligible Employee"      any director or employee of LTXE who is
                             required to devote to his duties not less than 25 hours (excluding meal breaks) or, in the case of an employee who is not a director of LTXE, 20 hours per week (excluding meal breaks) and who is not precluded by paragraph 8 of
                             Schedule 9 from participating in the Scheme.

    "LTXE"                   LTX (Europe) Limited

    "Market Value"           an any day the market value of a Share
                             determined in accordance with the provisions of
                             Part VIII of the Taxation of Chargeable Gains
                             Act 1992 and agreed for the purposes of the Scheme with the Inland Revenue Share
                             Valuation Division on or before that day.

    "Option" a right to subscribe for shares granted (or to be granted) in accordance with the Rules of this Scheme.

    "Option Agreement"       an agreement between the Company and the
                             Option Holder setting out the terms and
                             conditions of an Option.

    "Option Holder"          an individual to whom an Option has been
                             granted or his personal representatives.

    "Relevant Emoluments"    the meaning which the terms bear in sub-
                             paragraph (2) of paragraph 28 of Schedule 9 by virtue of sub-paragraph (4) of that paragraph.

    "Schedule 9"             Schedule 9 ICTA 1988.

    "Scheme" the employee share option scheme constituted and governed by these. rules as from time to time amended.

     "Share" an ordinary share in the capital of the Company par value. $.05 per share which satisfies the conditions specified in paragraph 10-14 inclusive of Schedule 9.

     "Subscription Price"    the price at which each Share subject to an
                             Option may be acquired an the exercise of that Option determined in accordance with Rule 2.

     "Subsisting Option"     an Option which has neither lapsed nor been
                             exercised.

     "Year of Assessment"    a year beginning on any 6 April and ending on
                             the following 5 April.

 1.3 Where the context so admits the singular shall include the plural and vice versa and the masculine shall include the feminine.

 1.4 Any reference in the Scheme to any enactment includes a reference to that enactment as from time to time modified, extended or re-enacted.

 1.5 Options under the Scheme may be granted at any time during the ten years following the Approval Date.

2.  GRANT OF OPTIONS

 2.1 At any time or times within a period of ten years following the Approval Date the Board may in its absolute discretion select any number of individuals who may at the Date of Grant be Eligible Employees and grant to them Options to acquire Shares in the Company.

 2.2 In relation to each Eligible Employee selected under Rule 2.1 the Board shall determine

     2.2.1 the Date of Grant (being no later than 14 days after the selection shall have been made);

     2.2.2 the number of Shares over which the Eligible Employee shall be granted an Option, being determined at the absolute discretion of the Board save that it shall not be so large that the. grant of Option over that number of Shares would cause the limit specified in Rule 3.1 to be exceeded.

 2.3 The Subscription Price shall not be less than the nominal value of a Share and, subject to Rule 5, it shall not be less than the Market Value of a Share on the Date of Grant.

 2.4 As soon as possible after the Options have been granted the Board shall issue an Option Agreement in respect of each Option in such form, not inconsistent with these Rules as the Board may determine.

 2.5 Options may be transferred by will or the laws of intestate succession but otherwise no Option may be transferred, assigned or charged and any purported transfer, assignment or charge shall cause the Option to lapse forthwith. Each Option Agreement shall carry a statement to this effect.

 2.6 Each Grant of an Option shall state that in the event of any stock dividend payable on the Shares or any split up or contraction in the number of Shares occurring after the grant of the Option but prior to the exercise of the Option the number of Shares subject to the grant on the Option shall be proportionately adjusted, as will the number of Shares available under Rule 3.

 2.7 No fraction of a Share will be sold or delivered. Any fraction will be rounded down to the nearest whole number.

  3. LIMITATIONS ON GRANTS

  3.1 Any Option granted to any Eligible Employee shall be limited and take effect so that the aggregate Market Value of Shares subject to that Option, when aggregated with the Market Value of Shares subject to Subsisting Options, shall not exceed the greater of

      3.1.1 [Pound]100,000; or

    3.1.2 four times the amount of the Eligible Employee's Relevant Emoluments for the current or preceding Year of Assessment (whichever of those years gives the greater amount) or, if there were no Relevant Emoluments for the preceding Year of Assessment, four times the amount of the Relevant Emoluments for the period of twelve months beginning with the first day during the current Year of Assessment in respect of which there are Relevant Emoluments.

3.2 For the purposes of Rule 3.1

    3.2.1 Options shall include all Options granted under this Scheme and all options granted under any other scheme approved under Schedule 9 and established by the Company or any Associated Company thereof;

    3.2.2 The Market Value of Shares shall be calculated as at the time the Options in relation to those Shares were granted or such earlier time as may have been agreed in writing with the Board of Inland Revenue.

 3.3 At no time shall the number of Shares which are attributable to the exercise of Options granted under the scheme, together with the number of Shares then issuable upon exercise of outstanding options granted under the scheme exceed 100,000 Shares. Shares shall be available for granting of an option again once an option expires or terminates for any reason without having been exercised in full.

 4.  EXERCISE OF OPTIONS

 4.1 Subject to Rule 6 below any Option which has not lapsed may be exercised in whole or in part at any time following the earliest of the following events

     4.1.1 the first anniversary of the Date of Grant

     4.1.2 the death of the Option holder

     4.1.3 the Option holder ceasing to be a director or employee of LTXE by reason of injury, disability, redundancy, retirement or any other reason.

 4.2 An Option shall lapse on the earliest of the following events

     4.2.1 the tenth anniversary of the Date of the Grant

     4.2.2 six months after the date of the Option holder's death

     4.2.3 three months following the Option holder ceasing to be a director or employee of any LTXE, other than by reason of this death

     4.2.4 the Option holder being adjudicated bankrupt.

4.3 Military or maternity leave shall not constitute a cessation of employment provided that such period of leave does not exceed the longer of 90 days or the period donne which the absent employee's or director's employment rights are protected by statute or otherwise by contract.

5.  VARIATION OF SHARE CAPITAL

5.1 In the event of any variation of the share capital of the Company by way of capitalization or rights issue, consolidation, subdivision or reduction of capital or otherwise, the number of Shares subject to any Option, the Subscription Price for each of those Shares and the number of Shares specified in Rule 3.3 shall be adjusted in such manner as the auditors of the Company for the time being confirm in writing to be fair and reasonable provided that

     5.1.1 the aggregate amount payable on the exercise of an Option in full is not increased

     5.1.2 the Subscription Price for a Share is not reduced below its nominal value

     5.1.3 no adjustment shall be made without the prior approval of the Board of Inland Revenue and

     5.1.4 following the adjustment the Shares continue to satisfy the conditions specified in paragraphs 10 to 14 inclusive of Schedule 9.

 6.  MANNER OF EXERCISE OF OPTIONS

 6.1 No Option may be exercised by an individual at any time when he is precluded by paragraph 8 of Schedule 9 from participating in the Scheme.

 6.2 No Option may be exercised at any time when the Shares which may be thereby acquired do not satisfy the conditions specified in paragraphs 10-14 of Schedule 9.

 6.3 An Option may be exercised by the Option Holder giving notice to the Company in writing of the number of Shares in respect of which he wishes to exercise the Option accompanied by the appropriate payment and shall be effective on the date of its receipt by the Company.

 6.4 Subject to rule 6.6 Shares shall be allotted and issued pursuant to a notice of exercise within 30 days of the date of exercise and a definitive share certificate issued to the Option Holder in respect thereof. Save for any rights determined by reference to a date preceding the date of allotment, such Shares shall rank pari passu with the other shares of the same class in issue at the date of allotment.

 6.5 When an Option is exercised only in part, the balance shall remain exercisable on same terms as originally applied to the whole Option.

6.6 Shares issued under the Scheme shell be fully paid non-redeemable, and not subject to any restrictions other than restrictions which attach to all shares of the same class. If any law or applicable regulation of the Securities and Exchange Commission or other public regulatory authority shall require the Company or the Option Holder to register or qualify under the Securities Act of 1933, as amended, or any other statute regulating the sale of securities, any Shares with respect to which notice of intent to exercise shall have been delivered to the Company to take any other action in connection with such shares, the delivery of the certificate or certificates for such shares shall be postponed until completion of the necessary action, which the Company shall take in good faith and without delay. All such action shall be taken by the Company at its own expense.

7.  ADMINISTRATION AND AMENDMENT

7.1 The Scheme shall be administered by the Board whose decision on all disputes shall

7.2 The Board may from time to amend these Rules provided that

    7.2.1 no amendments may materially affect an Option Holder as regards an Options granted prior to the amendment being made

    7.2.2 no amendments may be made which would make the terms on which Options may be granted materially more generous or would increase the limit specified in Rule 3.3 without the prior approval of Company in general meeting and

    7.2.3 no amendments shall have effect until approved by the Board of Inland Revenue.

    In administering or amending the Scheme account may be taken of the nature of the services rendered by the employee or director, their present and potential contributions to the success of the Company and its group, and such other factors as the Board, the committee or special committee (as defined below) shall deem relevant.

 7.3 The cost of establishing and operating the Scheme shall be borne by LTXE.

 7.4 7.4.1 The Board may establish a committee consisting of not less than three Members of the Board to whom any or all of its powers in relation to the Scheme may be delegated. The Board may at any time dissolve the committee, alter its constitution or direct the manner in which it shall act.

     7.4.2 With respect to directors and officers eligible to receive an Option under this scheme, the Scheme shall be administered by a special committee of the Board of Directors of the Company who are "disinterested persons" as defined in Rule 16b - 3(c) (2) (1) under
           Section 16 of the Securities Exchange Act 1934 and who are also not an employee of one or more if the Company and its subsidiaries.

7.5 Any notice or other communication under or in connection with the Scheme shall be in writing, and sent by registered or certified mail or delivered by hand, if to the Company, to its Treasurer at LTX Park Avenue University, Avenue, Westwood, Massachusetts 02090 and if to the Option Holder, to the address as the Option Holder shall last have furnished to the communicating party. Items sent by post shall be prepaid and shall be deemed to have been received 72 hours after posting.

7.6 The Company shall at all times keep available sufficient authorised and unissued Shares to satisfy the exercise to the full extent still possible of all Options which neither lapsed not been fully exercised, taking account of any other obligations of the Company to issued unissued Shares.

8.  TRANSFER OF SHARES

8.1 The Eligible Employee agrees that no shares which are purchased under this Scheme will he transferred unless

    8.1.1 such Shares are registered under the provisions of the Securities Act of 1933, as amended or

    8.1.2 counsel to the Company shall be of the opinion that the proposed transfer will not constitute a violation of such Act.

8.2 The Eligible Employee agrees that the Company may place an endorsement on any certificate representing any Shares issued pursuant to the Scheme to this effect.

                    1995 APPROVED SHARE OPTION AGREEMENT FOR
                              LTX (EUROPE) LIMITED

AGREEMENT dated [         ], between LTX Corporation, a Massachusetts
corporation (the "Company"), and

[              ] ("Option Holder") presently residing at
[              ]

1.  Optioned Shares

    Subject to the terms and conditions set forth herein, the Company grants to the Option Holder an option ("the Option") to purchase from the Company all
    or any part of a total of [   ] shares (the "Optioned Shares") of the
    Company's Common Stock, $.05 par value, (the "Common Stock").

2.  Price

    The price to be paid for the Optioned Shares shall be [    ] per share,
    which was 100% of the fair market value of the Common Stock on [      ]
    (the "Grant Date").

3.  Termination of Option

    The Option shall terminate on the earlier of (a) 10 years from the Grant Date or (b) the Option Holder's employment extension date, determined from the following table:

     REASON FOR EMPLOYMENT               EMPLOYMENT EXTENSION
     TERMINATION                         DATE
     ---------------------               --------------------
         Death                     6 months after death
         Other                     3 months after termination

     Military or sick leave shall not be deemed a termination of employment provided that it does not exceed the longer of 90 days or the period during which the absent employee's re-employment rights are guaranteed by statute or by contract.

 4.  Exercise of Option

     The Option may be exercised cumulatively in accordance with the following schedule:

     Date                    Percentage of Option
     ----                    --------------------
                               [       ]%
                               [       ]%
                               [       ]%

     Where at least three years have elapsed since the Grant Date and since the date of the last exercise by the Option Holder of any option granted under this Plan or any other plan approved under Schedule 9 of the UK Income and Corporation Taxes Act of

    1988 ("ICTA 1988"), no income tax shall be chargeable under any provision of the ICTA 1988 in respect of any increase in value.

    Exercise of the Option may be effected by giving written notice, in the manner provided in Section 10, specifying the number of shares as to which the Option is being exercised, accompanied by full payment for such shares in the form of cheque or bank draft payable to the order of the Company. Receipt by the Company of such notice and payment shall constitute the exercise of the Option. Within a reasonable time thereafter, the Company shall deliver or cause to be delivered to the Option Holder a certificate or certificates for the number of shares then being purchased by him or her. Such shares shall be fully paid and non-redeemable. If any law or applicable regulation of the Securities and Exchange Commission or other public regulatory authority shall require the Company or the Option Holder to register or qualify under the Securities Act of 1934, as amended, or any other statute regulating the sale of Securities any Optioned Shares with respect to which notice of intent to exercise shall have been delivered to the Company, or to take any other action in connection with such shares, the delivery of the certificate or certificates for such shares shall be postponed until completion of the necessary action, which the Company shall take in good faith and without any delay. All such action shall be taken by the Company at its own expenses.

 5.  Restriction Against Transfer of Option

     During the lifetime of the Option Holder, the Option may be exercised only by the Option Holder. Except by will or by the laws of Intestacy, the Option and all rights granted hereunder may not be transferred, assigned, pledged, or hypothecated (whether by operation of law or otherwise) and shall not be subject to execution, attachment, or similar process.

 6.  Capital Changes

     In the event of the stock dividend payable in the Common Stock or any split-up or contraction in the number of shares of the Common Stock occurring after the date of this agreement and prior to the exercise in full of the Option, the number of shares for which the Option may thereafter be exercised shall be proportionately adjusted and the price to be paid for each Optioned Share shall be proportionately adjusted. In case of any reclassification or change of outstanding shares of the Common Stock which has received the prior approval of the Board of the Inland Revenue, the Option Holder shall where possible, upon exercise of the Option, be entitled to receive shares of stock or their securities equivalent in kind and value to what he or she would have received if he or she had exercised the Option in full immediately prior to such reclassification or change and had continued to hold the Option Shares (together with all other shares, stock and securities thereafter issued in respect thereof) to the time of the exercise of the Option. Where it is not possible to provide such shares because the new shares do not meet the conditions under paragraphs 10 - 14 of Schedule 9 to the ICTA 1988 following one of the events noted above or upon dissolution or liquidation of the Company, the Option shall terminate but the Option Holder shall have the right, immediately prior to such event dissolution or liquidation, to purchase all or any part of the Optioned Shares. No fraction of a share shall be purchasable or deliverable upon exercise, but in the event any adjustment hereunder of the number of shares covered by the Option shall cause such number to include a fraction of a share, such fraction shall be adjusted to the nearest smaller whole number of shares.

 7. Reservation of Shares

    The Company shall at all times during the term of this agreement reserve and keep available such number of shares of the Common Stock as will be sufficient to satisfy the requirements of this Agreement and shall pay all fees and expenses necessarily incurred by the Company in connection with this agreement and the issuance of Optioned Shares.

 8. Limitation of Rights in Optioned Shares

    The Option Holder shall not be deemed for any purpose to be a stockholder of the Company with respect to any of the Optioned Shares except to the extent that the Option shall have been exercised with respect thereto and in addition thereto a stock certificate shall be issued therefor and delivered to the Option Holder.

 9. Limitation of Employment Rights

    The Option confers upon the Option Holder no right to continue in the employ of the Company and its subsidiaries and does not interfere in any way with the right of the Company and its subsidiaries to terminate the employment of the Option Holder at any time.


10. Communication

    Any communication or notice required or permitted to be given under this agreement shall be in writing and mailed by registered or certified mail or delivered in hand, if to the Company, to its Treasurer at LTX Park, University Avenue, Westwood, Massachusetts 02090 U.S.A., and, if to the Option Holder, to the address set forth on the first page of this agreement or such other address, in each case, as the addressee shall last have furnished to the communicating party.

 IN WITNESS WHEREOF, the parties have executed this agreement as of the date first above written.

                               LTX CORPORATION

                               BY ________________________


                               ___________________________
                               Option Holder